Exhibit 10.

AMENDMENT NO. 3 TO

SENIOR MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 3 TO SENIOR MANAGEMENT AGREEMENT (this “Amendment”, dated as of August 31, 2013, is made by and among Capella Holdings, Inc., a Delaware corporation (the “Company”), Capella Healthcare, Inc., a Delaware corporation (“Employer”), and James Thomas Anderson (“Executive”), and GTCR fund VIII, L.P., a Delaware limited partnership (the “Majority Holder”).

RECITALS

WHEREAS, the Company, Employer and Executive entered a Senior Management Agreement, dated as of May 4, 2005, and its Amendment No. 1, dated as of May 12, 2006, and its Amendment No. 2, dated as of September 1, 2010 (as so amended, the “Senior Management Agreement”), and

WHEREAS, the Company, Employer, Executive and the Majority Holder desire to amend the Senior Management Agreement as set forth herein pursuant to Section 11(k) of the Senior Management Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals, which shall constitute a part of this Amendment, and the mutual promises contained in this Amendment, and intending to be legally bound thereby, the parties agree as follows:

1. Amendment. Paragraph 6(e)(v) of the Senior Management Agreement is hereby amended to change the date September 1, 2013 to September 1, 2014.

2. Ratification. Except as herein amended, the Senior Management Agreement, as previously amended, shall remain in full force and effect and is hereby ratified in all respects.

3. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

4. Governing Law; Binding Agreement. The construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware of any other jurisdictions) that would result in the application of the laws of any jurisdictions other than the State of Delaware.

*     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CAPELLA HOLDINGS, INC.

By:	/s/ Daniel S. Slipkovich
Name:	Daniel S. Slipkovich
Its:	Chief Executive Officer

CAPELLA HEALTHCARE, INC.

By:	/s/ Daniel S. Slipkovich
Name:	Daniel S. Slipkovich
Its:	Chief Executive Officer

/s/ James Thomas Anderson
James Thomas Anderson

Agreed and Accepted by:

GTCR FUND VIII, L.P., as Majority Holder

By:	GTCR Partners VIII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

Signature Page to Amendment No. 3 to Senior Management Agreement

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